SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 15, 2004


                               ROGERS CORPORATION
             (Exact name of Registrant as specified in its charter)


       Massachusetts                     1-4347                  06-0513860
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)           Number)             Identification No.)

       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                   06263-0188
(Address of principal executive offices)                     (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)





Item 5.   Other Events

Rogers Corporation has announced that Mr. Michael Cooper, currently Vice President, Chief Information Officer (CIO), has been appointed Vice President, Asia. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

(c)      Exhibits


99.1        Press Release dated April 15, 2004 issued by Rogers Corporation.





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                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ROGERS CORPORATION
                                 (Registrant)



                                  By   /s/ James M. Rutledge
                                       -------------------------------
                                         James M. Rutledge
                                         Vice President Finance,
                                          Chief Financial Officer and Secretary
Date: April 15, 2004